      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 7, 2000
                                                      REGISTRATION NO. 333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                      TICKETMASTER ONLINE-CITYSEARCH, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                                      95-4546874
  (State or other jurisdiction of              (I.R.S. Employer Identification
  incorporation or organization)                           Number)

                         790 E. COLORADO BLVD., STE. 200
                           PASADENA, CALIFORNIA 91101
                                 (626) 405-0050
                        (Address, including zip code, and
                           telephone number, including
                           area code, of registrant's
                               principal executive
                                    offices)
                          ----------------------------
                                 1999 STOCK PLAN
                            (FULL TITLE OF THE PLAN)
                          ----------------------------

                                Charles Conn, III
                             CHIEF EXECUTIVE OFFICER
                      Ticketmaster Online-CitySearch, Inc.
                         790 E. Colorado Blvd., Ste. 200
                           Pasadena, California 91101
                                 (626) 405-0050
 (Name, address, including zip code, and telephone number, including area code, of agent for service of process)
                          ----------------------------

                                 WITH A COPY TO:
                             Kenneth M. Doran, Esq.
                             Gibson, Dunn & Crutcher
                             333 South Grand Avenue
                          Los Angeles, California 90071
                                 (213) 229-7000

                         CALCULATION OF REGISTRATION FEE

=================================================================================================================================
                                                                                                Proposed
                                                                        Proposed Maximum         Maximum
                                                      Amount to be     Offering Price Per       Aggregate         Amount of
       Title of Securities to be Registered          Registered (1)        Security(2)      Offering Price(2)  Registration  Fee
---------------------------------------------------------------------------------------------------------------------------------
       Class B Common Stock, $.01 Par Value            3,000,000               $24.25        $72,750,000           $19,206
=================================================================================================================================

(1) Includes 3,000,000 shares (the "Additional Shares") to be registered under the 1999 Stock Plan (the "1999 Plan"), which are in addition to the 4,000,000 shares previously registered under the 1999 Plan pursuant to a Registration Statement on Form S-8 (SEC File No. 333-30794).
(2) The Proposed Maximum Offering Price Per Share was estimated pursuant to Rule 457(h) under the Securities Act of 1933, as amended. The weighted average exercise price of the 2,166,400 shares of the Additional Shares subject to outstanding options under the 1999 Plan is $27.43. With respect to the 833,600 shares of Class B Common Stock of the Additional Shares available for future grants under the 1999 Plan, the estimated Proposed Maximum Offering Price Per Share was estimated pursuant to Rule 457(c) based upon the average between the high and low price of the Class B Common Stock reported in the Nasdaq National Market on July 5, 2000, which average was $15.97. The number referenced above in the table entitled "Proposed Maximum Offering Price Per Share" represents a weighted average of the foregoing estimates calculated in accordance with Rules 457(h) and 457(c).


INCORPORATION BY REFERENCE OF EARLIER REGISTRATION STATEMENT

         This registration statement incorporates by reference the contents of the Registration Statement on Form S-8 (SEC File No. 333-30794) filed with the Securities and Exchange Commission on February 18, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena, State of California, on July 6, 2000.


                           TICKETMASTER ONLINE-CITYSEARCH, INC.


                           By: /s/ JOHN PLEASANTS
                               ------------------------------------------
                               John Pleasants, Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas McInerney and Bradley K. Serwin, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this Registration Statement on Form S-8 and to perform any acts necessary in order to file such amendments, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or their or his substitutes, shall do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 SIGNATURE                                      TITLE                         DATE
                 ---------                                      -----                         ----

/s/ JOHN PLEASANTS                           Chief Executive Officer (Principal           July 6, 2000
-------------------------------------------- Executive Officer) and Director
John Pleasants


/s/ THOMAS MCINERNEY                         Chief Financial Officer, Executive Vice      July 6, 2000
-------------------------------------------- President, Finance and Treasurer
Thomas McInerney                             (Principal Financial and Accounting
                                             Officer)


/s/ BARRY BAKER                              Director                                     July 6, 2000
--------------------------------------------
Barry Baker


/s/ TERRY BARNES                             Director                                     July 6, 2000
--------------------------------------------
Terry Barnes


/s/ CHARLES CONN                             Director                                     July 6, 2000
--------------------------------------------
Charles Conn


/s/ BARRY DILLER                             Director                                     July 6, 2000
--------------------------------------------
Barry Diller


/s/ JOSEPH GLEBERMAN                         Director                                     July 6, 2000
--------------------------------------------
Joseph Gleberman


/s/ WILLIAM GROSS                            Director                                     July 6, 2000
--------------------------------------------
William Gross

/s/ ALLEN GRUBMAN                            Director                                     July 6, 2000
--------------------------------------------
Allen Grubman


/s/ LAWRENCE JACOBSON                        Director                                     July 6, 2000
--------------------------------------------
Lawrence Jacobson


/s/ VICTOR A. KAUFMAN                        Director                                     July 6, 2000
--------------------------------------------
Victor A. Kaufman


/s/ DARA KHOSROWSHAHI                        Director                                     July 6, 2000
--------------------------------------------
Dara Khosrowshahi


/s/ BRYAN LOURD                              Director                                     July 6, 2000
--------------------------------------------
Bryan Lourd


/s/ JON MILLER                               Director                                     July 6, 2000
--------------------------------------------
Jon Miller


/s/ WILLIAM D. SAVOY                         Director                                     July 6, 2000
--------------------------------------------
William D. Savoy


/s/ ALAN SPOON                               Director                                     July 6, 2000
--------------------------------------------
Alan Spoon


/s/ THOMAS UNTERMAN                          Director                                     July 6, 2000
--------------------------------------------
Thomas Unterman

                                                           3

                      TICKETMASTER ONLINE-CITYSEARCH, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                                INDEX TO EXHIBITS


    EXHIBIT NO.     DESCRIPTION

       4.1*         Amended and Restated Certificate of Incorporation
                    (incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-1 (File No.
                    333-64855), as filed with the Commission on November 6,
                    1998).

       4.2*         Amended and Restated Bylaws (incorporated by reference to
                    Exhibit 3.2 of the Registrant's Registration Statement on
                    Form S-1 (File No. 333-64855), as filed with the Commission on November 6, 1998).

       4.3* Specimen Class B Common Stock Certificate (incorporated by reference to Exhibit 4.1 of the Registrant's Registration
                    Statement on Form S-1 (File No. 333-64855), as filed with the Commission on November 6, 1998).

       4.4*         Form of Class B Common Stock Purchase Warrant of the
                    Registrant to be delivered upon closing of the Sidewalk acquisition (3,000,000 shares) (incorporated by reference to Exhibit 4.2 of the Registrant's Report on Form 10-Q filed with the Commission on August 16, 1999).

       4.5*         Form of Class B Common Stock Purchase Warrant of the
                    Registrant to be delivered upon closing of the Sidewalk acquisition (1,500,000 shares) (incorporated by reference to Exhibit 4.3 of the Registrant's Report on Form 10-Q filed with the Commission on August 16, 1999).

       4.6 1999 Stock Plan, as amended, and form of stock option agreements.

       5.1          Legal Opinion of Gibson, Dunn & Crutcher LLP

      23.1          Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit
                    5.1).

      23.2          Consent of Ernst & Young LLP, Independent Auditors.

      24.1          Power of Attorney (contained on signature page hereto).

         * Incorporated by reference.

                                     4